                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      /X/        Soliciting Material Pursuant to Section240.14a-12

      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

    On February 14, 2001, Intellicall, Inc. ("Intellicall") issued the following press release:

                       INTELLICALL FILES DEFINITIVE PROXY
                    SETS DATE FOR ANNUAL SHAREHOLDER MEETING

DALLAS, February, 14, 2001--Intellicall, Inc. (AMEX: ICL) today announced the filing of its Definitive Proxy Statement with the Securities and Exchange Commission (SEC) relative to its proposed merger with Wireless WebConnect! (www.wwc.com). Details of the proposed merger are included in the Proxy Statement.

In addition, the Company has finalized the date for its Annual Shareholders Meeting. The meeting will be held March 15, 2001. Additional details can be found in the Proxy Statement.

Intellicall is a leading manufacturer of advanced public access telecommunications systems including intelligent payphones. Intellicall's common stock is traded on the American Stock Exchange under the symbol "ICL."

    This press release contains forward-looking statements we believe are within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to Intellicall's financial condition, results of operations and business, and on the expected impact of the merger on Intellicall's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

THIS MATERIAL IS NOT A SUBSTITUTE FOR THE PROXY STATEMENT INTELLICALL FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS ARE URGED TO READ THAT DOCUMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY INTELLICALL ARE PUBLICLY AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE (WWW.SEC.GOV) AND FROM INTELLICALL. THE PROXY STATEMENT WILL BE MAILED ON OR ABOUT FEBRUARY 14, 2001.

INTELLICALL, ITS DIRECTORS, AND CERTAIN OF ITS EXECUTIVE OFFICERS MAY BE CONSIDERED PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED ACQUISITION. INFORMATION CONCERNING INTELLICALL'S DIRECTORS AND EXECUTIVE OFFICERS CAN BE FOUND IN THE DOCUMENTS FILED BY INTELLICALL WITH THE SEC. ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION WILL BE CONTAINED IN THE PROXY STATEMENT.

ABOUT INTELLICALL, INC.
2155 Chenault, Suite 410
Carrollton, Texas 75006
(972) 416-0022

Intellicall designs and manufactures public access telecommunications systems, including payphones and network control systems.

ABOUT WIRELESS WEBCONNECT!, INC.
620 Lakeview Drive
Clearwater, Florida 33756
(727) 445-1500

Wireless WebConnect!, Inc. is a reseller of high-speed, wireless Internet service for mobile professionals and secure wireless access to corporate computer networks through Virtual Private Networking.